PIMCO Funds

Supplement Dated December 27, 2010 to the Prospectuses for:

Bond Funds – Class A, Class B, Class C and Class R (dated July 31, 2010) and

Bond Funds – Institutional Class, Class M, Class P, Administrative Class and Class D

(dated July 31, 2010), each as supplemented and revised from time to time

Disclosure Related to the PIMCO Emerging Markets Bond Fund (the “Fund”)

Effective January 1, 2011, Ramin Toloui will be the portfolio manager of the Fund. Therefore, effective immediately, the disclosure in the “Investment Adviser/Portfolio Manager” section of the Fund Summary relating to the Fund is supplemented by adding the following:

Effective January 1, 2011, Ramin Toloui will manage the Fund’s portfolio. Mr. Toloui is an Executive Vice President of PIMCO.

Also, effective January 1, 2011, the section of the “Management of the Funds-Individual Portfolio Managers” section relating to the Fund is deleted and the section relating to Mr. Toloui is deleted and replaced with the following:

Fund	Portfolio Manager	Since		Recent Professional Experience

PIMCO Global Advantage Strategy Bond Fund*** PIMCO Emerging Markets Bond Fund	Ramin Toloui	2/09 1/11	*	Executive Vice President, PIMCO. He joined PIMCO in 2006 and is a portfolio manager specializing in global economics and emerging markets. Prior to joining PIMCO, he worked for seven years in the international division of the U.S. Department of the Treasury, including as director of the Office of the Western Hemisphere and senior advisor to the Under Secretary for International Affairs.

Investors Should Retain This Supplement For Future Reference

PIMCO_Supp_122710

PIMCO Funds

Supplement Dated December 27, 2010 to the

Statement of Additional Information (dated July 31, 2010),

as supplemented and revised from time to time

Disclosure Related to the PIMCO Emerging Markets Bond Fund (the “Fund”)

Effective January 1, 2011, Ramin Toloui will be the portfolio manager of the Fund. Therefore, effective January 1, 2011, all references to the Fund in the table beginning on page 80 and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” are deleted and all references to Mr. Toloui are deleted and replaced with the following:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Toloui[21]
Registered Investment Companies	3	$6,251	0	N/A
Other Pooled Investment Vehicles	7	$11,754	0	N/A
Other Accounts	12	$2,312	0	N/A

[21]

As of January 1, 2011, Mr. Toloui manages the PIMCO Emerging Markets Bond Fund, which had $2,832 million in total assets under management as of March 31, 2010. Mr. Toloui also co-manages the PIMCO Global Advantage Strategy Bond Fund, which had $1,762 million in total assets under management as of March 31, 2010.

In addition, effective January 1, 2011, the paragraph immediately preceding the above table is supplemented with the following:

Effective January 1, 2011, Ramin Toloui will be the portfolio manager of the PIMCO Emerging Markets Bond Fund. Information pertaining to accounts managed by Mr. Toloui is as of November 30, 2010.

Additionally, effective January 1, 2011, the section of the table beginning on page 86 in the subsection titled “Portfolio Managers—Securities Ownership” relating to the Fund is deleted and the section relating to Mr. Toloui is deleted and replaced with the following:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Toloui[4]	PIMCO Emerging Markets Bond PIMCO Global Advantage Strategy Bond	$1-$10,000 None

[4]

As of January 1, 2011, Mr. Toloui manages the PIMCO Emerging Markets Bond Fund. As of November 30, 2010, to the best of the Trust’s knowledge, the dollar range of equity securities in the PIMCO Emerging Markets Bond Fund beneficially owned by Mr. Toloui was $1-$10,000.

Investors Should Retain This Supplement For Future Reference

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